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                                                                Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and trustees of Gables Residential Trust (the "Company") and officers and directors of Gables G.P., Inc. ("GGPI"), the general partner of Gables Realty Limited Partnership (the "Operating Partnership"), hereby severally constitute Marcus E. Bromley, John T. Rippel and Marvin R. Banks, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and trustees to enable the Company and the Operating Partnership to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

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       Signature                           Capacity                                  Date
       ---------                           --------                                  ----
/s/ Marcus E. Bromley     Chairman of the Board of Trustees of the Company,     November 9, 1998
------------------------  Chairman of the Board of Directors of GGPI,
Marcus E. Bromley         Chief Executive Officer of the Company and GGPI
                          (Principal Executive Officer)



/s/ Marvin R. Banks, Jr.  Chief Financial Officer of the Company and            November 9, 1998
------------------------  GGPI (Principal Financial Officer
Marvin R. Banks, Jr.      and Principal Accounting Officer)


/s/ John T. Rippel        President and Chief Operating Officer                 November 9, 1998
------------------------  of the Company and GGPI,
John T. Rippel            Trustee of the Company and Director
                          of GGPI

/s/ Chris D. Wheeler      Senior Vice President of the Company and              November 9, 1998
------------------------  GGPI, Trustee of the Company and Director
Chris D. Wheeler          of GGPI


/s/ David M. Holland      Trustee of the Company and Director                   November 9, 1998
------------------------  of GGPI
David M. Holland


/s/ Lauralee E. Martin    Trustee of the Company and Director                   November 9, 1998
------------------------  of GGPI
Lauralee E. Martin


/s/ John W. McIntyre      Trustee of the Company and Director                   November 9, 1998
------------------------  of GGPI
John W. McIntyre


/s/ D. Raymond Riddle     Trustee of the Company and Director                   November 9, 1998
------------------------  of GGPI
D. Raymond Riddle

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